Loans and borrowings	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about borrowings [abstract]
Loans and borrowings
21. Loans and borrowings

Loans and borrowings	December 31,
in €‘000	2020	2021
Current portion of loans and borrowings
Bank loans	447	73
Lease liabilities (Note 13)	7,593	6,013

	8,040	6,086

Non - Current portion of loans and borrowings
Bank loans	410,654	411,379
Lease liabilities (Note 13)	19,985	17,885

	430,639	429,264

Total	438,679	435,350

Credit Facility Agreement:
On September 26, 2018, the Group entered into a credit facility agreement (the “Credit Facility”) with UBS and ING Bank. Under the Credit Facility, the Group was granted a syndicated credit facility of €300,000 until September 23, 2023. The Group paid an upfront fee of €3,648. The facilities available were as follows:

i.	Facility A1: a EUR senior amortizing term loan facility up to €60,000

ii.	Facility A2: a EUR senior non-amortizing term loan facility up to €90,000

iii.	Facility B: a EUR acquisition term loan facility up to €100,000 towards the financing of permitted acquisitions

iv.	Facility C: a EUR revolving credit facility up to €50,000 towards the general corporate and working capital purposes of the Group
On October 3, 2018, the Group drew €150,000 of the
Credit Facility
 (facilities A1 and A2). Interest was paid quarterly and was based on EURIBOR plus a 2.25 % margin that was guaranteed until December 31, 2019. In 2020, the interest rate varied according to the Group leverage ratio and was 2.25% for January and February, 1.75% for March till September and 1.50% from October until November 20, 2020.
As of November 20, 2020, the Group fully settled the total principal outstanding of €125.0 million plus interest accrued to date on the Credit Facility.
Senior Facilities Agreement:
On November 17, 2020, the Group entered into a new senior facilities agreement (the “Senior Facilities”) with a syndicate of banks. Under the agreement, the Group was granted a syndicated credit facility of €530.0 million. The facility available is as follows:

i.	Facility B: a senior secured term loan facility in EUR up to €420.0 million; maturity after a period of 7 years from first utilization of the facility (the “Closing Date”);

ii.	A multicurrency revolving credit facility (“RCF”) in an aggregate amount up to €110.0 million in base currency; maturity after a period of 6.5 years from Closing Date.
The Group paid an upfront fee, including bank, legal and rating agencies fees, of €11,160. The fee was apportioned proportionally between the two facilities. The portion related to facility B, which was fully drawn, was presented as a contra liability and is amortized to interest expense over 7 years (the “facility period”) using the effective interest rate method.
On November 20, 2020, the Group fully drew down €420.0
million under Facility B of the Senior Facilities. On the same date, the Group used part of the proceeds drawn from this facility to fully settle the principal outstanding plus interest accrued to date on its then existing Credit Facility. Borrowing under facility B is repayable in full in a single bullet repayment on the date falling seven years after the Closing Date. The occurrence of an “Exit Event” which may be due to change in control or a listing transaction, provides each lender with an individual put option at par to require the Group to prepay all outstanding loans owed to it and cancellation of its commitments. No lender has exercised this put option.
As of December 31, 2021, the RCF was not drawn and is fully available for general corporate and working capital purposes of the Group.
Borrowings under facility B bear interest at an annual rate equal to EURIBOR plus a 4.25% margin and as from October 1, 2021 are subject to a margin as set out below:

Senior Secured Net Leverage Ratio	Facility B Margin (% per annum)
Greater than 4.50:1.00	4.25
Greater than 4.00:1.00 but equal to or less than 4.50:1.00	4.00
Greater than 3.50:1.00 but equal to or less than 4.00:1.00	3.75
Equal to or less than 3.50:1.00	3.50
Borrowings under the RCF bear interest at an annual rate of EURIBOR plus a 3.75% margin and as from October 1, 2021 are subject to a margin as set out below:

Senior Secured Net Leverage Ratio	RCF Margin (% per annum)
Greater than 4.50:1.00	3.75
Greater than 4.00:1.00 but equal to or less than 4.50:1.00	3.50
Greater than 3.50:1.00 but equal to or less than 4.00:1.00	3.25
Greater than 3.00:1.00 but equal to or less than 3.50:1.00	3.00
Equal to or less than 3.00:1.00	2.75
For the unutilized RCF, there applies a commitment fee in the amount of 30% of the respective RCF margin.
Senior Secured Net Leverage Ratio is defined as the ratio of Consolidated Senior Secured Net Debt as at the last day of the relevant period ending, on such quarter date or on the last day of the month (as applicable), to consolidated proforma EBITDA. The Consolidated Senior Secured Net Debt means the principal amount of all borrowings of the Group constituting senior secured indebtedness, less the aggregate amount at that time of cash and cash equivalent investments held by the Group. Consolidated proforma EBITDA represents EBITDA adjusted for any acquisition, disposal, restructuring or reorganization costs and excluding any non-recurring
fees, costs and expenses directly or indirectly related to such transactions.
Pursuant to the Senior Facilities, the Group is also subject to certain covenants. These covenants include limitation on the Group’s ability to incur additional indebtedness, pay dividends and distribution and repurchase of capital stock. The agreement also contains, solely for the benefit of the RCF lenders, a springing financial covenant that requires the Group to ensure that the Senior Secured Net Leverage Ratio will not exceed 8.50:1.
The Senior Facilities also provides that at the end of each financial year, the Group is required to make prepayments of a percentage of Excess Cash Flow, depending on the Senior Secured Net Leverage Ratio, in the amounts set out below:

Senior Secured Net Leverage Ratio	Excess Cash Flow prepayment percentage
Greater than 5.00:1	50%
Equal to or less than 5.00:1 but greater than 4.50:1	25%
Equal to or less than 4.50:1	0%
Excess Cash Flow represents the total net cash flow for the year.
The Group was in compliance with all covenants on the Senior Facilities as of December 31, 2021.
The movements in bank loans and bank overdrafts are as follows:

Financial debt movements and change in bank overdrafts
in €‘000	Loans non-current	Loans current	Overdrafts	Total
Balance as of January 1, 2020	120,628	10,169	380	131,177
Proceeds from loans and borrowings	421,061	40,996	—	462,057
Transaction costs related to borrowings	(11,160)	—	—	(11,160)
Payment of loans and borrowings	(115,000)	(55,838)	(285)	(171,123)
Transfers	(5,000)	5,000	—	—
Amortization of borrowing costs	125	—	—	125
Foreign currency rate adjustment	—	25	—	25

Balance as of December 31, 2020	410,654	352	95	411,101

Addition from business combination	1,475	—	—	1,475
Payment of loans and borrowings	(2,024)	(352)	(22)	(2,398)
Amortization of borrowing costs	1,232	—	—	1,232
Foreign currency rate adjustment	42	—	—	42

Balance as of December 31, 2021	411,379	—	73	411,452